                               POWER OF ATTORNEY

      KNOW ALL MEN BY PRESENT, that each person whose signature appears below constitutes and appoints James C. Wagner, Fred H. Eller, and Stacey Tate and each of them, and substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this 10-K Report, and any and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                           ENTERBANK HOLDINGS, INC.

By: ________________________      By:_________________________      By:_________________________
       James C. Wagner                   Fred H. Eller                     Stacey Tate
       Chief Financial Officer           Chief Executive Officer           Controller

      Pursuant to the requirements of the Securities Act of 1934, this 10-K Report has been signed by the following persons on behalf of the registrant and in the capacities on the dates indicated.


SIGNATURES                          TITLE                          DATE
----------                          -----                          ----
______________________
Fred H. Eller                       Chief Executive Officer
                                    and Director                   March __, 1999

_____________________
Ronald E. Henges                    Chairman of the Board
                                    of Directors                   March __, 1999

______________________
Kevin C. Eichner                    Vice Chairman of the
                                    Board of Directors             March __, 1999

______________________
Paul R. Cahn                        Director                       March __, 1999


______________________
Birch M. Mullins                    Director                       March __, 1999


______________________
Robert E. Saur                      Director                       March __, 1999


______________________
James A. Williams                   Director                       March __, 1999


______________________
Henry D. Warshaw                    Director                       March __, 1999

______________________
James L. Wilhite                    Director                       March __, 1999



______________________
Ted C. Wetterau                     Director                       March __, 1999


______________________
Randall D. Humphreys                Director                       March __, 1999


______________________
Paul L. Vogel                       Director                       March __, 1999


______________________
William B. Moskoff                  Director                       March __, 1999


______________________
James C. Wagner                     Chief Financial Officer,
                                    Treasurer, Vice President      March __, 1999
